National Healthcare Properties Reports Second Quarter 2025 Results
NEW YORK, August 6, 2025 (GLOBE NEWSWIRE) -- National Healthcare Properties, Inc. (Nasdaq: NHPAP /
NHPBP) (the “Company”), a self-managed diversified healthcare real estate investment trust focusing on seniors housing and outpatient medical facilities, today announced results for the three and six months ended June 30, 2025.
Michael Anderson, Chief Executive Officer and President, commented, “We are very pleased with our second quarter results, headlined by exceptional same store cash net operating income growth in each of the Senior Housing
Operating Property and Outpatient Medical Facility segments. This across-the-board operational strength demonstrates the capabilities of our team and the quality of our portfolio, providing a tremendous backdrop for the
Company as we prepare for an eventual public listing.”
Financial Performance and Other Highlights
•Net loss of $(0.85) per basic and diluted share. Nareit defined Funds from Operations (“FFO”) of $0.19 per diluted share, and Adjusted Funds from Operations (“AFFO”) of $0.32 per diluted share.
•FFO per share increased 35.7% on a quarter-over-quarter basis.
•AFFO per share increased 3.2% on a quarter-over-quarter basis.
•Second quarter portfolio Same Store Cash Net Operating Income (“NOI”) growth was 8.5% year-over-
year.
•Senior Housing Operating Property (“SHOP”) segment Same Store Cash NOI growth was 17.3%.
•Outpatient Medical Facility (“OMF”) segment Same Store Cash NOI growth was 4.4%.
•Second quarter dispositions totaled $21.4 million, representing the sale of three non-core OMFs and three non-core SHOPs.
Operating Update
SHOP Portfolio
•Year-over-year Same Store Cash NOI growth of 17.3%.
•Quarter-over-quarter Same Store Cash NOI growth of 6.6%.
•Same Store average occupancy totaled 82.8%, an increase of 5.0% on a year-over-year basis.
•Same Store revenue increased 11.8% on a year-over-year basis.
•Same Store Cash NOI Margin totaled 19.5%, an expansion of 0.9% on a year-over-year basis.
OMF Portfolio
•Year-over-year Same Store Cash NOI growth of 4.4%.
•Quarter-over-quarter Same Store Cash NOI growth of 5.7%.
•Same Store ending occupancy totaled 92.2%, a decrease of 0.7% on a year-over-year basis.
Investment Activity
The Company completed dispositions with an aggregate contract sales price of $21.4 million during the quarter ended June 30, 2025. These dispositions consisted of three OMFs and three SHOPs, with each asset considered to be non-core. A net gain of $2.7 million was recognized as a result of these dispositions.
Balance Sheet and Capital
As of June 30, 2025, total debt outstanding (net of unamortized debt issuance costs) was $1.0 billion with a weighted average interest rate of 5.1% (when giving effect to interest rate hedges) and an average remaining term of 3.7 years.
Year-to-date through June 2025, the Company has paid down $83.1 million of debt using proceeds from dispositions. In April 2025, the Company fully repaid the $21.7 million Capital One OMF Warehouse Facility.
Net Leverage (Net Debt to Annualized Adjusted EBITDA) totaled 9.3x, an improvement of 0.4x relative to March
31, 2025.
Preferred Stock
On June 20, 2025, the Board of Directors declared dividends on the Company’s outstanding preferred stock as follows:
•A dividend of $0.4609375 per share on its 7.375% Series A Cumulative Redeemable Perpetual Preferred
Stock to holders of record at the close of business on July 3, 2025. The dividend was paid on July 15, 2025.
•A dividend of $0.4453125 per share on its 7.125% Series B Cumulative Redeemable Perpetual Preferred
Stock to holders of record at the close of business on July 3, 2025. The dividend was paid on July 15, 2025.
During the quarter ended June 30, 2025, the Company completed the repurchase of $1.8 million of previously outstanding shares of preferred stock at a weighted average yield of 12.8%, representing a $10.87 discount to face value and reducing leverage by $1.3 million on a “Net Debt + Preferred” basis.
Supplemental Information
Additional information regarding these results can be found in the Company’s supplemental financial package that will be available on the Investor Relations section of the Company’s website at nhpreit.com.
About National Healthcare Properties
National Healthcare Properties is a self-managed real estate investment trust focusing on seniors housing and outpatient medical facilities. The Company’s preferred stocks are traded on the Nasdaq Exchange under the tickers
“NHPAP” and “NHPBP”. Additional information about the Company can be found on its website at nhpreit.com.
Investor & Media Contact
Email: ir@nhpreit.com
Forward-Looking Statements
This press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform
Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the Company’s portfolio; the sale of properties; the performance of its operators/tenants and properties;
its ability to enter into agreements with new viable tenants for vacant space on favorable terms, or at all; its occupancy rates; its ability to acquire, develop and/or manage properties; its ability to make distributions to shareholders; its policies and plans regarding investments, financings and other matters; its tax status as a real estate investment trust; its critical accounting policies; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; and its ability to finance and complete, and the effect of, future acquisitions. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,”
“anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited, the risks and uncertainties described in the section titled Risk Factors of its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and all other filings with the
Securities and Exchange Commission. Finally, the Company assumes no obligation to update or revise any forward-
looking statements or to update the reasons why actual results could differ from those projected in any forward-
looking statements.
Financial Statements and Definitions
This press release includes certain non-GAAP financial measures, including FFO, AFFO, EBITDA, Adjusted
EBITDA, NOI, Cash NOI and Same Store Cash NOI. While the Company believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this press release should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. There are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, the Company’s computation of non-
GAAP financial measures may not be comparable to those reported by other REITs. Definitions of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures are provided below.
Nareit FFO and AFFO
The Company calculates FFO consistent with the standards established over time by Nareit. Nareit defines FFO as net income or loss (computed in accordance with GAAP), adjusted for (i) real estate-related depreciation and amortization, (ii) impairment charges on depreciable real property, (iii) gains or losses from sales of depreciable real property and (iv) similar adjustments for non-controlling interests and unconsolidated entities.
The Company calculates AFFO by further adjusting FFO to reflect the performance of its portfolio for items it believes are not directly attributable to its operations. The Company's adjustments to FFO to arrive at AFFO include removing the impacts of (i) acquisition and transaction related costs, (ii) amortization of market-lease intangible assets and liabilities, (iii) adjustments for straight-line rent, (iv) termination fees to related parties, (v) equity-based compensation expense, (vi) depreciation and amortization related to non-real estate related assets, (vii) mark-to-
market gains and losses from its non-designated derivatives, (viii) non-cash components of interest expense, (ix)
casualty-related charges, (x) gains or losses on extinguishment of debt and (xi) similar adjustments for non-
controlling interests and unconsolidated entities.
The Company considers FFO and AFFO to be useful supplemental measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed below, FFO and AFFO can help investors compare its operating performance between periods or as compared to other REITs.
Adjusted EBITDA
The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, excluding acquisition and transaction related costs, termination fees to related parties, interest and other income, amortization of market-lease intangible assets and liabilities and other non-cash items including equity-based compensation, impairment charges, casualty-related charges, gains and losses on sale of real estate investments, gains or losses on extinguishment of debt and gains and losses on derivative investments.
Cash NOI and NOI
The Company defines NOI as total revenues from tenants less property operating costs. The Company defines Cash
NOI as NOI excluding net amortization of above/below market lease and lease intangibles and straight-line rent adjustments that are included in GAAP revenue from tenants and property operating and maintenance.
Cash NOI Margin
For the SHOP segment, Cash NOI divided by revenue from tenants excluding net amortization of above/below market lease and lease intangibles.
Net Debt
Total gross debt less cash and cash equivalents.
Net Debt to Annualized Adjusted EBITDA or Net Leverage
Net Debt divided by Annualized Adjusted EBITDA (annualized based on Adjusted EBITDA for the quarter multiplied by four).
Non-Core Properties
Assets that have been deemed not essential to generating future economic benefit or value to the Company’s day-to-
day operations and/or are scheduled to be sold.
Occupancy or Leased %
Occupancy for the OMF segment is presented as of the end of the period shown; occupancy for the SHOP segment is presented for the duration of the period shown.
Same Store
The Company defines “same store” as operational properties owned for the full period in both comparison periods and that are not otherwise excluded. Properties are excluded from same store if they are (i) Non-Core Properties (as defined above), (ii) sold, classified as held for sale, or classified as discontinued operations in accordance with
GAAP; or (iii) impacted by materially disrupted events. Refer to the reconciliation of Same Store properties below.
NATIONAL HEALTHCARE PROPERTIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
ASSETS
Real estate investments, at cost:
Land	$177,999	$182,662	$190,082	$198,124	$208,522
Buildings, fixtures and improvements	1,804,274	1,837,150	2,012,401	2,051,313	2,131,409
Acquired intangible assets	249,941	256,440	284,447	290,408	294,683
Construction in progress	$4,126	$9,558	$7,867	$3,930	$4,967
Total real estate investments, at cost	2,236,340	2,285,810	2,494,797	2,543,775	2,639,581
Less: accumulated depreciation and amortization	(671,070)	(670,907)	(725,831)	(724,985)	(720,254)
Total real estate investments, net	1,565,270	1,614,903	1,768,966	1,818,790	1,919,327
Assets held for sale	1,725	—	—	—	—
Cash and cash equivalents	47,123	71,383	21,652	32,858	29,461
Restricted cash	56,047	55,025	52,443	52,054	51,512
Derivative assets, at fair value	11,208	13,281	19,206	17,177	31,568
Straight-line rent receivable, net	20,315	19,967	22,841	23,056	26,171
Operating lease right-of-use assets	6,841	6,879	7,480	7,553	7,587
Prepaid expenses and other assets	22,591	23,721	26,316	23,706	25,870
Accounts receivable, net	9,311	8,096	5,850	5,238	4,967
Deferred costs, net	18,465	18,630	21,269	17,238	16,916
Total assets	1,758,896	1,831,885	1,946,023	1,997,670	2,113,379
LIABILITIES AND EQUITY
Mortgage notes payable, net	$696,508	$711,065	$779,160	$816,988	$816,757
Credit facilities	337,624	360,774	362,216	363,659	365,101
Market lease intangible liabilities, net	5,380	5,691	6,125	6,910	7,211
Derivative liabilities, at fair value	—	—	—	—	—
Accounts payable and accrued expenses	46,322	54,649	89,575	84,472	143,620
Operating lease liabilities	7,801	7,815	8,109	8,122	8,133
Deferred rent	9,347	8,275	7,217	5,717	6,474
Distributions payable	3,432	3,496	3,496	3,496	3,496
Total liabilities	1,106,414	1,151,765	1,255,898	1,289,364	1,350,792
Stockholders’ Equity
7.375% Series A cumulative redeemable perpetual preferred stock, $0.01 par value, 4,740,000 authorized	40	40	40	40	40
7.125% Series B cumulative redeemable perpetual preferred stock, $0.01 par value, 3,680,000 authorized	35	36	36	36	36
Common stock, $0.01 par value, 300,000,000 shares authorized	1,132	1,132	1,132	1,132	1,132
Additional paid-in capital	2,532,585	2,533,737	2,533,706	2,533,697	2,533,484
Accumulated other comprehensive income	9,441	11,646	16,640	14,301	24,468
Distributions in excess of accumulated earnings	(1,896,200)	(1,872,012)	(1,866,994)	(1,846,558)	(1,802,415)
Total stockholders’ equity	647,033	674,579	684,560	702,648	756,745
Non-controlling interests	5,449	5,541	5,565	5,658	5,842
Total equity	652,482	680,120	690,125	708,306	762,587
Total liabilities and equity	$1,758,896	$1,831,885	$1,946,023	$1,997,670	$2,113,379
NATIONAL HEALTHCARE PROPERTIES, INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024

Revenue from tenants	$85,332	$86,443	$87,738	$88,940	$88,817

Operating expenses:
Property operating and maintenance	53,848	57,540	54,591	56,407	55,005
Impairment charges	15,212	11,899	13,383	8,829	2,409
Operating fees to related parties	—	—	22	6,391	6,424
Termination fees to related parties	—	—	—	8,409	98,241
Acquisition and transaction related	497	51	2,263	5,187	357
General and administrative	5,406	5,212	5,806	5,502	4,668
Depreciation and amortization	18,539	23,706	20,681	20,720	21,928
Total expenses	93,502	98,408	96,746	111,445	189,032
Operating loss before gain on sale of real estate investments	(8,170)	(11,965)	(9,008)	(22,505)	(100,215)
Gain (loss) on sale of real estate investments	2,652	24,989	7,953	1,579	(225)
Operating (loss)/income	(5,518)	13,024	(1,055)	(20,926)	(100,440)
Other income (expense):
Interest expense	(15,836)	(14,529)	(17,305)	(18,007)	(17,752)
Interest and other income (expense)	231	(15)	(26)	548	457
Gain on extinguishment of debt	257	—	392	—	—
Gain (loss) on non-designated derivatives	32	(1)	1,095	(2,384)	882
Total other expenses, net	(15,316)	(14,545)	(15,844)	(19,843)	(16,413)
Loss before income taxes	(20,834)	(1,521)	(16,899)	(40,769)	(116,853)
Income tax expense (benefit)	—	6	(127)	—	(65)
Net loss	(20,834)	(1,515)	(17,026)	(40,769)	(116,918)
Net loss (income) attributable to non-controlling interests	31	(54)	38	77	452
Allocation for preferred stock	(3,386)	(3,450)	(3,449)	(3,450)	(3,450)
Net loss attributable to common stockholders	(24,189)	(5,019)	(20,437)	(44,142)	(119,916)

Other comprehensive loss:
Unrealized (loss) gain on designated derivatives	(2,205)	(4,994)	2,339	(10,167)	(1,276)
Comprehensive loss attributable to common stockholders	$(26,394)	$(10,013)	$(18,098)	$(54,309)	$(121,192)

Weighted-average shares outstanding — Basic and Diluted	28,296,439	28,296,439	28,296,439	28,291,594	28,296,439
Net loss per share attributable to common stockholders — Basic and Diluted	$(0.85)	$(0.18)	$(0.72)	$(1.56)	$(4.24)
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
OMFs:
Revenue from tenants	$29,252	$30,635	$33,744	$34,303	$34,671
Property operating and maintenance	(8,013)	(11,169)	(9,118)	(10,656)	(9,727)
OMF Segment Net Operating Income	$21,239	$19,466	$24,626	$23,647	$24,944
SHOPs:
Revenue from tenants	$56,080	$55,808	$53,994	$54,637	$54,146
Property operating and maintenance	(45,835)	(46,371)	(45,473)	(45,751)	(45,278)
SHOP Segment Net Operating Income	$10,245	$9,437	$8,521	$8,886	$8,868
Net Operating Income (NOI)	$31,484	$28,903	$33,147	$32,533	$33,812
Impairment charges	(15,212)	(11,899)	(13,383)	(8,829)	(2,409)
Operating fees to related parties	—	—	(22)	(6,391)	(6,424)
Termination fees to related parties	—	—	—	(8,409)	(98,241)
Acquisition and transaction related	(497)	(51)	(2,263)	(5,187)	(357)
General and administrative	(5,406)	(5,212)	(5,806)	(5,502)	(4,668)
Depreciation and amortization	(18,539)	(23,706)	(20,681)	(20,720)	(21,928)
Gain (loss) on sale of real estate investments	2,652	24,989	7,953	1,579	(225)
Interest expense	(15,836)	(14,529)	(17,305)	(18,007)	(17,752)
Interest and other income (expense)	231	(15)	(26)	548	457
Gain (loss) on non-designated derivatives	32	(1)	1,095	(2,384)	882
Gain (loss) on extinguishment of debt	257	—	392	—	—
Income tax (expense) benefit	—	6	(127)	—	(65)
Net loss (income) attributable to non-controlling interests	31	(54)	38	77	452
Preferred stock dividends	(3,386)	(3,450)	(3,449)	(3,450)	(3,450)
Net loss attributable to common stockholders (in accordance with GAAP)	$(24,189)	$(5,019)	$(20,437)	$(44,142)	$(119,916)
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
Net loss attributable to common stockholders (in accordance with GAAP)	$(24,189)	$(5,019)	$(20,437)	$(44,142)	$(119,916)
Depreciation and amortization on real estate assets	17,127	22,281	19,287	19,293	20,903
Impairment charges	15,212	11,899	13,383	8,829	2,409
(Gain) loss on sale of real estate	(2,652)	(24,989)	(7,953)	(1,579)	225
Adjustments for non-controlling interests	(146)	(56)	(181)	(64)	(120)
FFO (as defined by NAREIT) attributable to common stockholders	5,352	4,116	4,099	(17,663)	(96,499)
Amortization (accretion) of market lease and other intangibles, net	(135)	2,331	(606)	(134)	(228)
Straight-line rent adjustments	(635)	(1,023)	(434)	(458)	(90)
Acquisition and transaction related(1)	497	51	2,263	5,187	357
Termination fees to related parties(2)	—	—	—	8,409	98,241
Equity-based compensation	570	—	—	153	230
Depreciation and amortization on non-real estate assets	1,411	1,425	1,394	1,427	1,025
Mark-to-market (gains)/losses from derivatives(3)	813	931	310	4,224	910
Non-cash components of interest expense(4)	1,481	858	879	880	862
Adjustments for non-controlling interests(1)	(13)	(19)	—	(91)	(451)
Gain on extinguishment of debt	(257)	—	(392)	—	—
Casualty-related charges(5)	7	115	412	2	17
Adjusted funds from operations (AFFO) attributable to common stockholders	$9,091	$8,785	$7,925	$1,936	$4,374
Percentage increase Q2'25 vs Q1'25	3.5%
Percentage increase Q2'25 vs Q2'24	107.8%
Recurring Capital Expenditures	$10,571	$6,658	$10,570	$5,917	$7,281

FFO and AFFO weighted-average shares outstanding — Diluted	28,533,395	28,530,465	28,530,264	28,525,620	28,543,571
FFO per common share — Diluted	$0.19	$0.14	$0.14	$(0.62)	$(3.38)
AFFO per common share — Diluted	$0.32	$0.31	$0.28	$0.07	$0.15
(1) Includes certain advisory, legal, accounting, information technology, tax and other professional expenses and other non-recurring employee transition expenses that were directly related to the Company's internalization and the reverse stock split.
(2) Represents the closing payments paid in connection with the Company's internalization.
(3) Presented as total gains or losses from the Company's non-designated derivatives net of cash received.
(4) Non-cash components of interest expense include (i) deferred financing cost amortization, (ii) mortgage discount and premium amortization and
(iii) amortized gains or losses from terminated hedging instruments
(5) Includes labor, supplies and evacuation expenses from natural disasters not covered by insurance.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
Net loss (in accordance with GAAP)	$(20,834)	$(1,515)	$(17,025)	$(40,771)	$(116,918)
Interest expense	15,836	14,529	17,305	18,007	17,752
Income tax expense	—	(6)	127	—	65
Depreciation and amortization	18,539	23,706	20,681	20,720	21,928
EBITDA	13,541	36,714	21,088	(2,044)	(77,173)
Acquisition and transaction related	497	51	2,263	5,187	357
Termination fees to related parties	—	—	—	8,409	98,241
Equity-based compensation	570	—	—	153	230
Impairment charges	15,212	11,899	13,383	8,829	2,409
(Gain)/loss on sale of real estate investments	(2,652)	(24,989)	(7,953)	(1,579)	225
(Gain)/loss on non-designated derivatives	(32)	1	(1,095)	2,384	(882)
Gain on extinguishment of debt	(257)	—	(392)	—	—
Amortization (accretion) of market lease and other intangibles, net	(135)	2,331	(606)	(135)	(228)
Casualty-related charges	7	115	412	2	17
Adjusted EBITDA	26,751	26,122	27,100	21,206	23,196
Operating fees to related parties	—	—	22	6,391	6,424
General and administrative	4,836	5,212	5,806	5,349	4,438
Interest and Other income	(231)	15	25	(546)	(457)
Amortization (accretion) of market lease and other intangibles, net	135	(2,331)	606	135	228
Casualty-related charges	(7)	(115)	(412)	(2)	(17)
NOI	31,484	28,903	33,147	32,533	33,812
Adjustments for straight-line rent	(634)	(1,021)	(435)	(458)	(90)
Accretion of market lease and other intangibles, net	(135)	2,331	(605)	(133)	(228)
Cash NOI	$30,715	$30,213	$32,107	$31,942	$33,494
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share,  per share, and property data)
(Unaudited)

	Three Months Ended
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
OMF Segment - Revenue from tenants	$29,252	$30,635	$33,744	$34,303	$34,671
OMF Segment - Property operating and maintenance	(8,013)	(11,169)	(9,118)	(10,656)	(9,727)
OMF Segment Net Operating Income	$21,239	$19,466	$24,626	$23,647	$24,944
Straight line rent adjustments	(634)	(1,021)	(434)	(456)	(88)
Accretion of market lease and other intangibles, net	(165)	2,335	(544)	(135)	(227)
OMF Segment Cash NOI	$20,440	$20,780	$23,648	$23,056	$24,629
Acquisitions	—	—	—	—	—
Dispositions	(51)	(1,456)	(3,798)	(3,852)	(5,070)
Non-Core Properties	73	41	44	51	38
OMF Segment Same Store Cash NOI	$20,462	$19,365	$19,894	$19,255	$19,597
Percentage increase Q2'25 vs Q1'25	5.7%
Percentage increase Q2'25 vs Q2'24	4.4%

	Three Months Ended
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
SHOP Segment - Revenue from tenants	$56,081	$55,808	$53,994	$54,637	$54,145
SHOP Segment - Property operating and maintenance	(45,836)	(46,371)	(45,472)	(45,751)	(45,279)
SHOP Segment Net Operating Income	$10,245	$9,437	$8,522	$8,886	$8,866
Non-cash adjustments	30	(4)	(63)	—	—
SHOP Segment Cash NOI	$10,275	$9,433	$8,459	$8,886	$8,866
Acquisitions	—	—	—	—	—
Dispositions	455	533	(2)	(292)	(130)
Non-Core Properties	114	207	508	675	508
SHOP Segment Same Store Cash NOI	$10,844	$10,173	$8,965	$9,269	$9,244
Percentage increase Q2'25 vs Q1'25	6.6%
Percentage increase Q2'25 vs Q2'24	17.3%

For the three months ended June 30, 2025
	OMF	SHOP
Total properties as of March 31, 2025	136	45
Dispositions	(3)	(3)
Total properties as of June 30, 2025	133	42
Non-core properties	(1)	(2)
Same Store properties as of June 30, 2025	132	40